Fixed Assets, net & Advances for Vessels under Construction - Remaining contractual commitments under vessel construction contracts (Details) $ in Thousands	Dec. 31, 2023 USD ($)
Fixed Assets, net & Advances for Vessels under Construction
December 31, 2024	$ 365,631
December 31, 2025	82,428
December 31, 2026	113,040
Total contractual commitments	$ 561,099